Exhibit 99.1


           City National Corp. Reports Third-Quarter 2006 Earnings Of
                        $59.0 Million, or $1.20 per Share

       Average Loans Grow 12 Percent from Last Year, Reaching $10 Billion for the First Time


     LOS ANGELES--(BUSINESS WIRE)--Oct. 18, 2006--City National Corporation (NYSE: CYN), the parent company of wholly owned City National Bank, today reported third-quarter 2006 net income of $59.0 million, or $1.20 per share, compared with $59.8 million, or $1.17 per share, for the third quarter of 2005. Third-quarter earnings per share were 3 percent higher than they were during the same period last year.

     Year to date, City National has earned $175.0 million, or $3.47 per share, on revenue of $633.4 million. In the first three quarters of 2005, the company earned net income of $173.0 million, or $3.39 per share, on revenue of $607.7 million. Earnings per share grew 2 percent from the first three quarters of 2005.

     THIRD-QUARTER HIGHLIGHTS

     -- Third-quarter revenue grew to $213.5 million, a 2 percent increase from the same period last year.

     -- Average loan balances increased 12 percent from the third quarter of 2005. Lending rose in all major categories, and average loan balances reached $10.0 billion for the first time.

     -- Loan recoveries again exceeded charge-offs. Nonaccrual loans amounted to $18.8 million, up $0.2 million from the third quarter of 2005 and $3.8 million from the second quarter of this year.

     -- Average deposits of $11.9 billion were stable -- essentially unchanged from both the third quarter of 2005 and the second quarter of this year.

     -- Noninterest income grew to $64.8 million, 21 percent higher than the third quarter of 2005 and 11 percent higher than the second quarter of this year, due primarily to the continuing growth of City National's wealth management and international services fee revenue.

     "Double-digit growth in loans and wealth management revenue, excellent credit quality, fairly stable deposits and a very robust, although narrower, net interest margin, plus our strong capital base, all underscore the fundamental strength of City National's business model," said President and Chief Executive Officer Russell Goldsmith. "Notwithstanding the challenges of this interest-rate environment, our company continues to add clients, broaden its product offerings, including new deposit products and our state-of-the-art remote deposit capture product, and make progress as California's Premier Private and Business Bank."


                        For the three months         For the
                                ended                  three
                           September 30,              months
Dollars in millions,                            %      ended      %
                        ---------------------
except per share                              Change June 30,   Change
                            2006       2005             2006
----------------------- ---------- ---------- ------ ---------  ------
Earnings Per Share         $1.20      $1.17       3     $1.16       3
Net Income                  59.0       59.8      (1)     58.7       0
Average Assets          14,544.6   14,255.7       2  14,782.5      (2)
Return on Average
 Assets                     1.61 %     1.66 %    (3)     1.59 %     1
Return on Average
 Equity                    16.30      16.74      (3)    16.20       1


     ASSETS

     Total assets at September 30, 2006 were $14.6 billion, up 1 percent both from one year ago and from June 30 of this year. The increases reflect the growth of the company's loan portfolio.

     REVENUE

     Strong loan growth and increases in fee income drove revenue higher. Third-quarter revenue (net interest income plus noninterest income) totaled $213.5 million, up 2 percent from the third quarter of 2005 and essentially unchanged from the second quarter of this year.

     NET INTEREST INCOME

     Fully taxable-equivalent net interest income was $152.0 million in the third quarter of 2006, down 5 percent from $159.3 million for the same period last year. Fully taxable-equivalent net interest income in the second quarter of 2006 was $157.3 million.

     Lending activity continued to grow in the third quarter. Average loan balances reached $10.0 billion, up 12 percent from one year ago and 1 percent from the second quarter of 2006. Commercial loans increased 13 percent from the third quarter of 2005, but fell 3 percent from the second quarter of this year. Residential mortgage lending rose 11 percent from one year ago and 2 percent from the second quarter of 2006. Commercial real estate lending was up 12 percent from the third quarter of 2005 and 6 percent from the second quarter of this year. Real estate construction loans increased 5 percent from one year ago and 2 percent from the second quarter of this year.

     City National's yield on earning assets reached 6.30 percent, up from 5.67 percent in the third quarter of 2005 and 6.19 percent in the second quarter of this year. At September 30, 2006, the bank's prime rate was 8.25 percent, 150 basis points higher than it was at the same time last year.

     Average deposits totaled $11.9 billion, essentially unchanged from both the third quarter of 2005 and the second quarter of this year. Average noninterest-bearing deposits fell 8 percent from the third quarter of 2005 and 3 percent from the second quarter of this year. Third-quarter title and escrow balances averaged $1.25 billion, down slightly from the $1.30 billion average in the second quarter of 2006. Interest checking and money market account balances together were down 9 percent from the third quarter of last year and 4 percent from the second quarter of this year. Time deposits, including certificates of deposit, were up 74 percent from the third quarter of 2005 and 19 percent from the second quarter of this year. Total interest expense grew 110 percent from the third quarter of 2005 and 14 percent from the second quarter of this year as a result of the shift to higher rate deposits and the increase in short-term borrowings to fund loan growth.

     Responding to the rise in short-term interest rates, this year some of the company's clients have shifted funds from core deposit accounts into higher yielding deposit products and accounts. However, in the first three quarters of 2006, the increase in City National's wealth management money market and account balances substantially exceeded the decline of core deposits.

     The company's third-quarter net interest margin was 4.53 percent, compared with 4.80 percent during the same period last year and 4.65 percent in the second quarter of 2006. The decline in the margin from the second quarter of this year is due to lower average balances in demand and money-market deposits as well as a 53-basis-point increase in the average cost of interest-bearing deposits.

     Average securities totaled $3.2 billion in the third quarter of 2006, down $822 million from one year ago and $337 million from the second quarter of 2006. The average duration of total available-for-sale securities at September 30, 2006 was 3.3 years, compared with 3.5 years at June 30, 2006.


                       For the three months          For the
                               ended                   three
                           September 30,              months
                                                %      ended      %
                       ----------------------
                                              Change June 30,   Change
Dollars in millions         2006       2005             2006
---------------------- ----------- ---------- ------ ---------  ------
Average Loans          $10,013.1   $8,963.3      12  $9,902.9       1
Average Total
 Securities              3,244.9    4,066.6     (20)  3,581.2      (9)
Average Earning Assets  13,322.5   13,135.7       1  13,581.2      (2)
Average Deposits        11,905.2   11,858.5       0  11,930.8       0
Average Core Deposits    9,905.8   10,784.5      (8) 10,278.7      (4)
Fully Taxable-
 Equivalent
Net Interest Income        152.0      159.3      (5)    157.3      (3)
Net Interest Margin         4.53  %    4.80  %   (6)     4.65 %    (3)


     NONINTEREST INCOME

     Third-quarter 2006 noninterest income was $64.8 million, 21 percent higher than the third quarter of 2005, due primarily to the continuing growth of City National's wealth management and international services fee revenue.

     Wealth Management

     City National's assets under management or administration reached $48.5 billion in the third quarter. As a result, trust and investment fees increased 46 percent over the same period last year. Third-quarter brokerage and mutual fund fees grew 20 percent from the third quarter of 2005.

     Not including the May 31, 2006 acquisition of Independence Investment LLC, City National's trust and investment fee income in the third quarter of 2006 grew 12 percent from the same period last year. Third-quarter noninterest income grew 8 percent from last year, excluding the acquisition of Independence.


                              At or for the           At or for
                              three months               the
                           ended September 30,          three
                                                       months
                                                 %      ended     %
                           -------------------
Dollars in millions                            Change June 30,  Change
                               2006      2005            2006
-------------------------- --------- --------- ------ --------- ------

Trust and Investment Fee
 Revenue                      $30.0     $20.5     46     $24.9     20
Brokerage and Mutual Fund
 Fees                          13.1      10.9     20      12.3      7
Assets Under Management
 (1)                       27,380.6  18,365.6     49  26,852.9      2
Assets Under Management
 or Administration (1)     48,488.4  38,784.0     25  47,199.0      3

(1) Excludes $7.8 billion, $6.5 billion, and $9.3 billion of assets under management for the investment affiliates in which City National held minority ownership interests as of September 30, 2006, September 30, 2005, and June 30, 2006, respectively.


     Other Noninterest Income

     Third-quarter cash management and deposit transaction fee income fell 5 percent from the same period last year but grew 4 percent from the second quarter of 2006.

     International services fee income grew 12 percent from the third quarter of 2005 but fell 1 percent from the second quarter of this year.

     Other noninterest income for the third quarter of 2006 amounted to $6.3 million, up 13 percent - or $730,000 -- from one year ago.

     NONINTEREST EXPENSE

     Third-quarter 2006 noninterest expense totaled $120.7 million, up 7 percent from the third quarter of 2005 and 1 percent from the second quarter of this year.

     Third-quarter expenses were lowered by $1.6 million, or $0.02 per share after tax, due to a revision in the way the company has been amortizing goodwill after restructuring an investment in one of its asset management affiliates.

     Excluding this revision, the expensing of stock options and the acquisition of Independence Investment LLC, noninterest expense grew 2 percent from the third quarter of last year.

     City National's efficiency ratio for the third quarter of 2006 was 55.65 percent, compared with 52.90 percent one year ago and 55.20 percent for the second quarter of this year.

     INCOME TAXES

     The company's third-quarter 2006 effective tax rate was 36.5 percent, compared with 38.5 percent in the third quarter of last year.

     CREDIT QUALITY

     Asset quality remains strong. At September 30, 2006, nonaccrual loans were $18.8 million, compared with $18.6 million at the same time last year and $15.0 million in the second quarter of 2006. Recoveries exceeded charge-offs for the seventh consecutive quarter, this time by $1.9 million.

     At September 30, 2006, the company's allowance for loan losses was $159.1 million, or 1.59 percent of outstanding loans. Its reserve for unfunded credit commitments was an additional $15.7 million.

     City National made no provision for credit losses in the third quarter. The company's loan-loss allowance methodology takes into account several quantitative and qualitative factors, including asset quality, credit risk, loan growth and economic conditions.

     OUTLOOK

     As previously disclosed, City National's management expects earnings per share this year to grow at a rate of between 1 percent and 4 percent as compared with 2005.

     CAPITAL RATIOS

     Total risk-based capital and Tier 1 risk-based capital ratios at September 30, 2006 were 14.21 percent and 11.18 percent, compared with the minimum "well-capitalized" capital ratios of 10 percent and 6 percent, respectively.

     The company's Tier 1 leverage ratio at September 30, 2006 was 8.66 percent. Total risk-based capital, Tier 1 risk-based capital and the Tier 1 leverage ratios at June 30, 2006 were 14.36 percent, 11.29 percent and 8.45 percent, respectively.

     The period-end ratio of shareholders' equity to total assets at September 30, 2006 was 9.98 percent, compared to 9.82 percent at the same time last year, and 9.73 percent at June 30, 2006.

     STOCK REPURCHASE

     In the third quarter of 2006, City National repurchased 546,900 of its outstanding shares at an average cost per share of $66.16. During the first three quarters of this year, the company bought back more than 2.1 million shares at an average per share cost of $69.27. It is currently authorized to repurchase as many as 1.3 million additional shares.

     CONFERENCE CALL

     City National Corporation will host a conference call this afternoon to discuss results for the third quarter of 2006. The call will begin at 2:00 p.m. PDT. Analysts and investors may dial in and participate in the question/answer session. To access the call, please dial (800) 638-4817 and enter pass code 56231258. A listen-only live broadcast of the call also will be available on the investor relations page of the company's Website at cnb.com. There, it will be archived and available for 12 months.

     ABOUT CITY NATIONAL

     City National Corporation's wholly owned subsidiary, City National Bank, is California's Premier Private and Business Bank(R). It provides banking, investment and trust services through 55 offices, including 12 full-service regional centers, in Southern California, the San Francisco Bay Area and New York City. The corporation also holds majority ownership interests in 10 investment management affiliates.

     FORWARD-LOOKING STATEMENTS

     This news release contains forward-looking statements about the company, for which the company claims the protection of the safe harbor provisions contained in the Private Securities Litigation Reform Act of 1995.

     Forward-looking statements are based on management's knowledge and belief as of today and include information concerning the company's possible or assumed future financial condition, and its results of operations, business and earnings outlook. These forward-looking statements are subject to risks and uncertainties. A number of factors, some of which are beyond the company's ability to control or predict, could cause future results to differ materially from those contemplated by such forward-looking statements. These factors include (1) changes in interest rates, (2) significant changes in banking laws or regulations, (3) increased competition in the company's markets, (4) other-than-expected credit losses due to business losses, real estate cycles or other economic events, (5) earthquake or other natural disasters affecting the condition of real estate collateral, (6) the effect of acquisitions and integration of acquired businesses and de novo branching efforts, (7) the impact of changes in regulatory, judicial or legislative tax treatment of business transactions, (8) changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or regulatory agencies, and
(9) general business and economic conditions, including movements in interest rates, the slope of the yield curve and changes in business formation and growth, commercial real estate development and real estate prices.

     Forward-looking statements speak only as of the date they are made, and the company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the statements are made, or to update earnings guidance, including the factors that influence earnings.

     For a more complete discussion of these risks and uncertainties, see the company's Annual Report on Form 10-K for the year ended December 31, 2005 and particularly Part I, Item 1A, titled "Risk Factors."


CITY NATIONAL CORPORATION
FINANCIAL HIGHLIGHTS
(unaudited)
                          Three Months              Nine Months
                    ------------------------ -------------------------
For The Period
 Ended September                        %                         %
 30,                 2006     2005   Change   2006     2005    Change
---------------------------- ------- ------- -------- -------- -------
Per Common Share
 Net Income
  Basic               $1.23   $1.22       1    $3.59    $3.52       2
  Diluted              1.20    1.17       3     3.47     3.39       2
 Dividends             0.41    0.36      14     1.23     1.08      14
 Book value                                    30.61    28.85       6

Results of
 Operations: (In
 millions)
 Interest income       $208    $184      13     $613     $526      16
 Interest expense        59      28     110      158       74     112
                    -------- -------         -------- --------
  Net interest
   income               149     156      (5)     455      452       1
 Net interest
  income (Fully
  tax-equivalent)       152     159      (5)     465      462       1
 Total revenue          214     210       2      633      608       4
 Provision for
  credit losses           -       -      NM       (1)       -      NM
 Net income              59      60      (1)     175      173       1

Financial Ratios:
 Performance
  Ratios:
  Return on average
   assets              1.61%   1.66%            1.59%    1.65%
  Return on average
   shareholders'
   equity             16.30   16.74            16.06    16.80
  Period-end
   shareholders'
   equity to
   period-end
   assets                                       9.98     9.82
  Net interest
   margin              4.53    4.80             4.60     4.76
  Efficiency ratio    55.65   52.90            55.22    53.46
 Capital Adequacy
  Ratios (Period
  end):
  Tier 1 leverage                               8.66     8.58
  Tier 1 risk-based
   capital                                     11.18    12.19
  Total risk-based
   capital                                     14.21    15.70

Asset Quality
 Ratios:
 Allowance for loan
  and lease losses
  to:
  Total loans                                   1.59%    1.70%
  Nonaccrual loans                            847.03   824.19
 Nonperforming
  assets to:
  Total loans and
   nonperforming
   assets                                       0.19     0.21
  Total assets                                  0.13     0.13
 Net (charge-
  offs)/recoveries
  to
  Average total
   loans
   (annualized)        0.08%   0.25%            0.08%    0.11%

Average Balances:
 (In millions)
 Loans              $10,013  $8,963      12   $9,848   $8,763      12
 Interest-earning
  assets             13,322  13,136       1   13,517   12,954       4
 Assets              14,545  14,256       2   14,717   14,058       5
 Core deposits        9,906  10,785      (8)  10,171   10,733      (5)
 Deposits            11,905  11,859       -   11,810   11,705       1
 Interest-bearing
  liabilities         7,235   6,556      10    7,304    6,578      11
 Shareholders'
  equity              1,436   1,418       1    1,456    1,377       6

Period-End
 Balances: (In
 millions)
 Loans                                       $10,020   $9,005      11
 Assets                                       14,617   14,429       1
 Core deposits                                 9,901   10,891      (9)
 Deposits                                     11,892   12,116      (2)
 Shareholders'
  equity                                       1,458    1,417       3


Wealth Management:
 (In millions) (1)
 Assets under
  management                                 $27,381  $18,366      49
 Assets under
  management or
  administration                              48,488   38,784      25

(1) Excludes $7,808 and $6,543 million of assets under management for the Convergent Capital Management asset managers in which City
 National holds minority ownership interests as of September 30, 2006 and September 30, 2005, respectively.


CITY NATIONAL CORPORATION
CONSOLIDATED STATEMENTS OF INCOME
(unaudited)


                                            Three Months Ended
(Dollars in thousands
except per share data)                         September 30,
                                       -----------------------------
                                         2006      2005    % Change
-------------------------------------- --------- --------- ---------
Interest income                        $208,347  $184,710        13
Interest expense                         59,625    28,396       110
                                       --------- ---------
   Net Interest Income                  148,722   156,314        (5)

Provision for Credit Losses                   -         -         -

Noninterest Income
   Trust and investment fees             30,002    20,494        46
   Brokerage and mutual fund fees        13,096    10,946        20
   Cash management and deposit
    transaction fees                      7,967     8,370        (5)
   International services                 6,829     6,107        12
   Bank-owned life insurance                685     1,017       (33)
   Other service charges and fees         6,303     5,573        13
   Gain (loss) on sale of assets            268       801       (67)
   Gain (loss) on sale of securities       (362)      241      (250)
                                       --------- ---------
      Total noninterest income           64,788    53,549        21

Noninterest Expense
   Salaries and employee benefits        75,318    66,467        13
   Net occupancy of premises             10,207     8,666        18
   Legal and professional fees            9,120    10,672       (15)
   Information services                   4,932     4,471        10
   Depreciation                           4,832     4,551         6
   Amortization of intangibles              (37)    1,852      (102)
   Marketing and advertising              4,495     4,182         7
   Office services                        2,623     2,578         2
   Equipment                                514       578       (11)
   Minority interest expense              1,808     1,761         3
   Other                                  6,857     6,862        (0)
                                       --------- ---------
      Total noninterest expense         120,669   112,640         7
                                       --------- ---------

Income Before Taxes                      92,841    97,223        (5)

Applicable Income Taxes                  33,847    37,413       (10)
                                       --------- ---------

Net Income                              $58,994   $59,810        (1)
                                       ========= =========

Other Data:
   Earnings per common share - basic      $1.23     $1.22         1
   Earnings per common share - diluted    $1.20     $1.17         3
   Dividends paid per common share        $0.41     $0.36        14
   Dividend payout ratio                  33.64%    29.82%       13
   Return on average assets                1.61%     1.66%       (3)
   Return on average shareholders'
    equity                                16.30%    16.74%       (3)
   Net interest margin (Fully taxable-
    equivalent)                            4.53%     4.80%       (6)
   Full-time equivalent employees         2,672     2,516         6


                                               Nine Months Ended
(Dollars in thousands
except per share data)                           September 30,
                                        ------------------------------
                                           2006      2005    % Change
--------------------------------------- ---------- --------- ---------
Interest income                          $612,743  $526,625        16
Interest expense                          157,617    74,239       112
                                        ---------- ---------
   Net Interest Income                    455,126   452,386         1

Provision for Credit Losses                  (610)        -         -

Noninterest Income
   Trust and investment fees               76,685    60,457        27
   Brokerage and mutual fund fees          37,049    30,754        20
   Cash management and deposit
    transaction fees                       23,722    26,254       (10)
   International services                  19,688    16,903        16
   Bank-owned life insurance                2,296     2,533        (9)
   Other service charges and fees          18,968    16,039        18
   Gain (loss) on sale of assets              268       986       (73)
   Gain (loss) on sale of securities         (370)    1,340      (128)
                                        ---------- ---------
     Total noninterest income             178,306   155,266        15

Noninterest Expense
   Salaries and employee benefits         220,652   196,938        12
   Net occupancy of premises               28,679    25,009        15
   Legal and professional fees             27,706    30,177        (8)
   Information services                    13,959    12,697        10
   Depreciation                            14,154    13,656         4
   Amortization of intangibles              3,828     4,734       (19)
   Marketing and advertising               13,501    11,699        15
   Office services                          7,863     7,755         1
   Equipment                                1,769     1,773        (0)
   Minority interest expense                4,249     5,104       (17)
   Other                                   18,804    20,366        (8)
                                        ---------- ---------
     Total noninterest expense            355,164   329,908         8
                                        ---------- ---------

Income Before Taxes                       278,878   277,744         0

Applicable Income Taxes                   103,911   104,766        (1)
                                        ---------- ---------

Net Income                               $174,967  $172,978         1
                                        ========== =========

Other Data:
   Earnings per common share - basic        $3.59     $3.52         2
   Earnings per common share - diluted      $3.47     $3.39         2
   Dividends paid per common share          $1.23     $1.08        14
   Dividend payout ratio                    34.57%    30.87%       12
   Return on average assets                  1.59%     1.65%       (3)
   Return on average shareholders'
    equity                                  16.06%    16.80%       (4)
   Net interest margin (Fully taxable-
    equivalent)                              4.60%     4.76%       (3)
   Full-time equivalent employees



CITY NATIONAL CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(unaudited)

                                                2006
                               ---------------------------------------

(Dollars in thousands except    Third     Second    First    Year to
 per share data)                Quarter   Quarter   Quarter     Date
------------------------------ --------- --------- --------- ---------
Interest Income                $208,347  $206,204  $198,192  $612,743
Interest Expense                 59,625    52,206    45,786   157,617
                               --------- --------- --------- ---------
 Net Interest Income            148,722   153,998   152,406   455,126

Provision for Credit Losses           -      (610)        -      (610)

Noninterest Income
 Trust and investment fees       30,002    24,909    21,774    76,685
 Brokerage and mutual fund
  fees                           13,096    12,269    11,684    37,049
 Cash management and
  deposit transaction fees        7,967     7,691     8,064    23,722
 International services           6,829     6,870     5,989    19,688
 Bank-owned life insurance          685       677       934     2,296
 Other service charges and
  fees                            6,303     6,888     5,777    18,968
 Gain (loss) on sale of assets      268         -         -       268
 Gain (loss) on sale of
  securities                       (362)     (716)      708      (370)
                               --------- --------- --------- ---------
  Total noninterest income       64,788    58,588    54,930   178,306

Noninterest Expense
 Salaries and employee
  benefits                       75,318    73,718    71,616   220,652
 Net occupancy of premises       10,207     9,460     9,012    28,679
 Legal and professional fees      9,120     9,169     9,417    27,706
 Information services             4,932     4,571     4,456    13,959
 Depreciation                     4,832     4,662     4,660    14,154
 Amortization of intangibles        (37)    1,974     1,891     3,828
 Marketing and advertising        4,495     4,990     4,016    13,501
 Office services                  2,623     2,549     2,691     7,863
 Equipment                          514       623       632     1,769
 Minority interest expense        1,808     1,213     1,228     4,249
 Other                            6,857     6,243     5,704    18,804
                               --------- --------- --------- ---------
  Total noninterest expense     120,669   119,172   115,323   355,164
                               --------- --------- --------- ---------

Income Before Taxes              92,841    94,024    92,013   278,878

Applicable Income Taxes          33,847    35,283    34,781   103,911
                               --------- --------- --------- ---------

Net Income                      $58,994   $58,741   $57,232  $174,967
                               ========= ========= ========= =========

Other Data:
 Earnings per common share -
  basic                           $1.23     $1.20     $1.16     $3.59
 Earnings per common share -
  diluted                         $1.20     $1.16     $1.12     $3.47
 Dividends paid per common
  share                   $0.41     $0.41     $0.41     $1.23
 Dividend payout ratio            33.64%    34.43%    35.65%    34.57%
 Return on average assets          1.61%     1.59%     1.57%     1.59%
 Return on average
  shareholders' equity            16.30%    16.20%    15.68%    16.06%
 Net interest margin (Fully
  taxable-equivalent)              4.53%     4.65%     4.62%     4.60%
 Full-time equivalent
  employees                       2,672     2,648     2,570


CITY NATIONAL CORPORATION
CONSOLIDATED QUARTERLY STATEMENTS OF INCOME
(unaudited)

                                           2005
                     -------------------------------------------------

(Dollars in
 thousands except     Fourth    Third     Second    First
 per share data)      Quarter   Quarter   Quarter   Quarter  Full Year
-------------------- --------- --------- --------- --------- ---------
Interest Income      $191,927  $184,710  $174,265  $167,650  $718,552
Interest Expense       31,886    28,396    24,619    21,224   106,125
                     --------- --------- --------- --------- ---------
 Net Interest Income  160,041   156,314   149,646   146,426   612,427

Provision for Credit
 Losses                     -         -         -         -         -

Noninterest Income
 Trust and
  investment fees      20,362    20,494    20,119    19,844    80,818
 Brokerage and
  mutual fund fees     11,174    10,946     9,931     9,877    41,927
 Cash management and
  deposit
  transaction fees      7,842     8,370     8,874     9,010    34,096
 International
  services              6,256     6,107     5,908     4,888    23,159
 Bank-owned life
  insurance               670     1,017       652       864     3,203
 Other service
  charges and fees      6,591     5,573     4,869     5,597    22,632
 Gain on sale of
  assets                   81       801       162        23     1,067
 Gain (loss) on sale
  of securities           (53)      241       844       255     1,287
                     --------- --------- --------- --------- ---------
  Total noninterest
   income              52,923    53,549    51,359    50,358   208,189

Noninterest Expense
 Salaries and
  employee benefits    66,460    66,467    63,839    66,632   263,398
 Net occupancy of
  premises             10,074     8,666     8,727     7,616    35,083
 Legal and
  professional fees    11,419    10,672    10,791     8,714    41,596
 Information
  services              4,299     4,471     4,015     4,211    16,996
 Depreciation           4,778     4,551     4,535     4,570    18,434
 Amortization of
  intangibles           1,865     1,852     1,441     1,441     6,595
 Marketing and
  advertising           4,472     4,182     3,943     3,574    16,171
 Office services        2,942     2,578     2,688     2,489    10,697
 Equipment                582       578       646       549     2,355
 Minority interest
  expense                 571     1,761     1,532     1,811     5,675
 Other                  6,690     6,862     6,796     6,708    27,060
                     --------- --------- --------- --------- ---------
  Total noninterest
   expense            114,152   112,640   108,953   108,315   444,060
                     --------- --------- --------- --------- ---------

Income Before Taxes    98,812    97,223    92,052    88,469   376,556

Applicable Income
 Taxes                 37,055    37,413    34,345    33,008   141,821
                     --------- --------- --------- --------- ---------

Net Income            $61,757   $59,810   $57,707   $55,461  $234,735
                     ========= ========= ========= ========= =========

Other Data:
 Earnings per common
  share - basic         $1.25     $1.22     $1.18     $1.13     $4.77
 Earnings per common
  share - diluted       $1.21     $1.17     $1.13     $1.09     $4.60
 Dividends paid per
  common share          $0.36     $0.36     $0.36     $0.36     $1.44
 Dividend payout
  ratio                 28.89%    29.82%    30.86%    32.02%    30.35%
 Return on average
  assets                 1.69%     1.66%     1.65%     1.62%     1.66%
 Return on average
  shareholders'
  equity                17.15%    16.74%    17.03%    16.63%    16.89%
 Net interest margin
  (Fully taxable-
  equivalent)            4.85%     4.80%     4.73%     4.75%     4.79%
 Full-time
  equivalent
  employees             2,539     2,516     2,477     2,445



CITY NATIONAL CORPORATION
CONSOLIDATED PERIOD END BALANCE SHEET
(unaudited)

                                                2006
                                --------------------------------------

                                   Third       Second        First
(In thousands)                     Quarter      Quarter      Quarter
------------------------------- ------------ ------------ ------------
Assets
 Cash and due from banks           $457,396     $467,076     $457,156
 Federal funds sold                   3,300        1,900            -
 Due from banks - interest-
  bearing                            65,323       50,416       48,890
 Securities-available-for-sale    3,175,230    3,211,590    3,850,173
 Trading account securities         116,870      123,418       57,353
 Loans:
  Commercial                      3,782,781    3,738,361    3,698,614
  Commercial real estate
   mortgages                      2,066,373    2,032,698    1,891,517
  Residential mortgages           2,830,761    2,769,340    2,700,966
  Real estate construction          757,742      723,570      748,696
  Equity lines of credit            384,830      364,312      339,348
  Installment                       197,871      193,474      188,262
                                ------------ ------------ ------------
   Total loans                   10,020,358    9,821,755    9,567,403
   Allowance for loan and lease
    losses                         (159,063)    (157,580)    (156,482)
                                ------------ ------------ ------------
   Net loans                      9,861,295    9,664,175    9,410,921
 Premises and equipment, net         88,582       84,802       84,884
 Goodwill and other intangibles     298,471      298,004      283,642
 Other assets                       550,291      575,686      546,365
                                ------------ ------------ ------------
  Total assets                  $14,616,758  $14,477,067  $14,739,384
                                ============ ============ ============

Liabilities:
 Deposits:
  Noninterest-bearing            $5,639,811   $5,880,630   $5,945,485
  Interest-bearing                6,252,206    6,098,200    5,963,044
                                ------------ ------------ ------------
   Total deposits                11,892,017   11,978,830   11,908,529
 Federal funds purchased and
  securities sold under
  repurchase agreements             506,962      234,995      526,920
 Other short-term borrowed
  funds                              72,426      143,724      151,522
 Subordinated debt                  278,031      266,675      269,785
 Other long-term debt               209,814      209,864      213,819
 Minority interest                   28,578       27,985       25,225
 Other liabilities                  170,710      206,929      164,020
                                ------------ ------------ ------------
  Total liabilities              13,158,538   13,069,002   13,259,820

Shareholders' Equity
 Common stock                        50,729       50,735       50,693
 Additional paid-in capital         404,163      402,476      399,976
 Retained earnings                1,235,959    1,196,812    1,158,290
 Accumulated other
  comprehensive loss                (46,400)     (86,931)     (73,250)
 Treasury shares                   (186,231)    (155,027)     (56,145)
                                ------------ -------------------------
  Total shareholders' equity      1,458,220    1,408,065    1,479,564
                                ------------ -------------------------
  Total liabilities and
   shareholders' equity         $14,616,758  $14,477,067  $14,739,384
                                ============ ============ ============


CITY NATIONAL CORPORATION
CONSOLIDATED PERIOD END BALANCE SHEET
(unaudited)

                                          2005
                   ---------------------------------------------------

                     Fourth        Third       Second        First
(In thousands)        Quarter      Quarter      Quarter      Quarter
------------------ ------------ ------------ ------------ ------------
Assets
 Cash and due from
  banks               $365,217     $438,786     $406,709     $386,999
 Federal funds
  sold                 157,000      185,000      400,000      190,000
 Due from banks -
  interest-bearing      40,803       39,485       34,676       36,982
 Securities-
  available-for-
  sale               3,999,261    4,030,296    4,057,267    4,018,969
 Trading account
  securities            59,344       42,634       22,337       37,490
 Loans:
  Commercial         3,505,576    3,367,607    3,311,059    3,082,663
  Commercial real
   estate
   mortgages         1,860,262    1,841,111    1,826,379    1,848,512
  Residential
   mortgages         2,644,030    2,571,537    2,485,177    2,405,732
  Real estate
   construction        721,890      711,755      724,895      759,090
  Equity lines of
   credit              333,548      317,703      310,101      274,735
  Installment          200,296      195,168      212,064      201,821
                   ------------ ------------ ------------ ------------
   Total loans       9,265,602    9,004,881    8,869,675    8,572,553
   Allowance for
    loan and lease
    losses            (153,983)    (152,920)    (147,930)    (147,607)
                   ------------ ------------ ------------ ------------
   Net loans         9,111,619    8,851,961    8,721,745    8,424,946
 Premises and
  equipment, net        82,868       76,754       73,169       68,354
 Goodwill and
  other
  intangibles          284,124      285,553      289,675      291,116
 Other assets          481,624      478,975      470,020      463,182
                   ------------ ------------------------- ------------
  Total assets     $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ============ ========================= ============

Liabilities:
 Deposits:
  Noninterest-
   bearing          $6,562,038   $6,345,907   $6,468,339   $6,069,061
  Interest-bearing   5,576,434    5,769,807    5,683,869    5,693,563
                   ------------ ------------ ------------ ------------
   Total deposits   12,138,472   12,115,714   12,152,208   11,762,624
 Federal funds
  purchased and
  securities sold
  under repurchase
  agreements           190,190      191,036      204,052      155,645
 Other short-term
  borrowed funds       100,000       26,197       27,678          125
 Subordinated debt     275,682      278,076      285,771      280,068
 Other long-term
  debt                 219,445      221,168      233,290      224,829
 Minority interest      24,351       24,856       25,400       25,525
 Other liabilities     175,712      155,220      146,311      149,039
                   ------------ ------------ ------------ ------------
  Total
   liabilities      13,123,852   13,012,267   13,074,710   12,597,855

Shareholders'
 Equity
 Common stock           50,601       50,601       50,640       50,712
 Additional paid-
  in capital           396,659      398,289      398,981      399,612
 Retained earnings   1,121,474    1,077,561    1,035,589      995,688
 Accumulated other
  comprehensive
  (loss)               (51,551)     (36,879)     (12,948)     (43,288)
 Treasury shares       (59,175)     (72,395)     (71,374)     (82,541)
                   ------------ ------------ ------------ ------------
  Total
   shareholders'
   equity            1,458,008    1,417,177    1,400,888    1,320,183
                   ------------ ------------ ------------ ------------
  Total
   liabilities and
   shareholders'
   equity          $14,581,860  $14,429,444  $14,475,598  $13,918,038
                   ============ ============ ============ ============


CITY NATIONAL CORPORATION
CREDIT LOSS EXPERIENCE
(unaudited)

                                              2006
                             ---------------------------------------

                              Third     Second    First    Year To
(Dollars in thousands)        Quarter   Quarter   Quarter     Date
---------------------------- --------- --------- --------- ---------
Allowance for Loan and Lease Losses
Balance at beginning of
 period                      $157,580  $156,482  $153,983  $153,983

Net (charge-
 offs)/recoveries:
    Commercial                  1,912     1,122     1,792     4,826
    Commercial real estate
     mortgages                      -        11       844       855
    Residential mortgages           -         -         -         -
    Real estate construction       18        17        16        51
    Equity lines of credit        (11)        -         -       (11)
    Installment                    10        11         4        25
                             --------- --------- --------- ---------
     Total net (charge-
      offs)/recoveries          1,929     1,161     2,656     5,746

Provision for credit
 losses/transfers                (446)      (63)     (157)     (666)

                             --------- --------- --------- ---------
Balance at end of period     $159,063  $157,580  $156,482  $159,063
                             ========= ========= ========= =========


Net (Charge-Offs)/Recoveries to Average Total Loans: (annualized)

    Commercial                   0.20 %    0.11 %    0.19 %    0.17 %
    Commercial real estate
     mortgages                   0.00 %    0.00 %    0.18 %    0.06 %
    Residential mortgage         0.00 %    0.00 %    0.00 %    0.00 %
    Real estate construction     0.01 %    0.01 %    0.01 %    0.01 %
    Equity lines of credit      (0.01)%    0.00 %    0.00 %   (0.00)%
    Installment                  0.02 %    0.02 %    0.01 %    0.02 %
     Total loans                 0.08 %    0.05 %    0.11 %    0.08 %

Reserve for Off-Balance Sheet Credit Commitments

Balance at beginning of
 period                       $15,206   $15,753   $15,596   $15,596
    Provision for credit
     losses/transfers             446      (547)      157        56
                             --------- --------- --------- ---------
Balance at end of period      $15,652   $15,206   $15,753   $15,652
                             ========= ========= ========= =========


                                          2005
                  ---------------------------------------------------


(Dollars in          Fourth    Third     Second    First
 thousands)          Quarter   Quarter   Quarter   Quarter  Full Year
----------------------------- --------- --------- --------- ---------
Allowance for Loan
 and Lease Losses
Balance at
 beginning of
 period             $152,920  $147,930  $147,607  $148,568  $148,568

Net
 (charge-
 offs)/recoveries:
 Commercial            2,085     4,213     1,067     2,117     9,482
 Commercial real
  estate mortgages         7       324         7    (1,893)   (1,555)
 Residential
  mortgages                -         -         1         2         3
 Real estate
  construction            15     1,192        71        23     1,301
 Equity lines of
  credit                   -         -        39         1        40
 Installment             (11)       13         5       (18)      (11)
                  ----------- --------- --------- --------- ---------
  Total net
   (charge-
   offs)/recoveries    2,096     5,742     1,190       232     9,260

Provision for
 credit
 losses/transfers     (1,033)     (752)     (867)   (1,193)   (3,845)

                  ----------- --------- --------- --------- ---------
Balance at end of
 period             $153,983  $152,920  $147,930  $147,607  $153,983
                  =========== ========= ========= ========= =========


Net (Charge-
 Offs)/Recoveries
 to Average Total
 Loans:
 (annualized)

 Commercial             0.24 %    0.50 %    0.13 %    0.28 %    0.29 %
 Commercial real
  estate mortgages      0.00 %    0.07 %    0.00 %   (0.41)%   (0.09)%
 Residential
  mortgage              0.00 %    0.00 %    0.00 %    0.00 %    0.00 %
 Real estate
  construction          0.01 %    0.65 %    0.04 %    0.01 %    0.17 %
 Equity lines of
  credit                0.00 %    0.00 %    0.05 %    0.00 %    0.01 %
 Installment           (0.02)%    0.02 %    0.01 %   (0.03)%   (0.01)%
  Total loans           0.09 %    0.25 %    0.05 %    0.01 %    0.10 %

Reserve for Off-
 Balance Sheet
 Credit
 Commitments

Balance at
 beginning of
 period              $14,563   $13,811   $12,944   $11,751   $11,751
 Provision for
  credit
  losses/transfers     1,033       752       867     1,193     3,845
                   ---------- --------- --------- --------- ---------
Balance at end of
 period              $15,596   $14,563   $13,811   $12,944   $15,596
                  =========== ========= ========= ========= =========


CITY NATIONAL CORPORATION
NONPERFORMING ASSETS
(unaudited)

                                                     2006
                                          ----------------------------

                                           Third    Second    First
(Dollars in thousands)                     Quarter  Quarter   Quarter
----------------------------------------- -------- --------- ---------
Nonaccrual Loans
  Commercial                              $10,416    $6,691    $5,642
  Commercial real estate mortgages          8,094     3,644       923
  Residential mortgages                         -         -         -
  Real estate construction                      -     4,617     7,492
  Equity lines of credit                        -         -         -
  Installment                                 269        49       498
                                          -------- --------- ---------
    Total nonaccrual loans                 18,779    15,001    14,555

Other Nonperforming Assets                      -         -         -
                                          -------- --------- ---------

 Total nonperforming assets               $18,779   $15,001   $14,555
                                          ======== ========= =========

Loans 90 Days or More Past Due
 on Accrual Status                            $27       $18        $-

Allowance for loan and lease losses as a percentage of:
 Nonaccrual loans                          847.03% 1,050.47% 1,075.11%
 Total nonperforming assets                847.03% 1,050.47% 1,075.11%
 Total loans                                 1.59%     1.60%     1.64%

Nonaccrual loans as a percentage of total
 loans                                       0.19%     0.15%     0.15%

Nonperforming assets as a percentage of:
 Total loans and other nonperforming
  assets                                     0.19%     0.15%     0.15%
 Total assets                                0.13%     0.10%     0.10%


                                                 2005
                                  ------------------------------------

                                   Fourth    Third   Second    First
(Dollars in thousands)             Quarter   Quarter  Quarter  Quarter
--------------------------------  --------- -------- -------- --------
Nonaccrual Loans
  Commercial                        $5,141  $14,917  $17,982  $25,117
  Commercial real estate
   mortgages                           923      955    1,543    1,945
  Residential mortgages                294    2,259    1,990    1,990
  Real estate construction           7,650        -        -        -
  Equity lines of credit                21       22       22      212
  Installment                          371      401      624      654
                                  --------- -------- -------- --------
    Total nonaccrual loans          14,400   18,554   22,161   29,918

Other Nonperforming Assets               -        -        -        -
                                  --------- -------- -------- --------

 Total nonperforming assets        $14,400  $18,554  $22,161  $29,918
                                  ========= ======== ======== ========

Loans 90 Days or More Past Due
 on Accrual Status                      $-       $-     $103     $807

Allowance for loan and lease
 losses as a percentage of:
 Nonaccrual loans                 1,069.33%  824.19%  667.52%  493.37%
 Total nonperforming assets       1,069.33%  824.19%  667.52%  493.37%
 Total loans                          1.66%    1.70%    1.67%    1.72%

Nonaccrual loans as a percentage
 of total loans                       0.16%    0.21%    0.25%    0.35%

Nonperforming assets as a
 percentage of:
 Total loans and other
  nonperforming assets                0.16%    0.21%    0.25%    0.35%
 Total assets                         0.10%    0.13%    0.15%    0.21%


CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)
                                             2006
                          --------------------------------------------

                                      Third Quarter    Second Quarter
                                     ---------------- ----------------
                                     Average  Average Average  Average
(Dollars in millions)                Balance   Rate   Balance   Rate
--------------------------------------------- ------- -------- -------
Assets
Interest-earning assets
  Loans
   Commercial                         $3,827   7.05 %  $3,933   6.85 %
   Commercial real estate mortgages    2,055   7.48     1,943   7.58
   Residential mortgages               2,801   5.38     2,737   5.31
   Real estate construction              761   9.37       743   9.14
   Equity lines of credit                375   7.91       352   7.63
   Installment                           194   7.58       195   7.72
                                     --------         --------
   Total loans                        10,013   6.88     9,903   6.79
  Due from banks - interest-bearing       61   2.55        46   2.31
  Federal funds sold and securities
   purchased under resale agreements       3   7.13        51   4.77
  Securities available-for-sale        3,191   4.63     3,529   4.55
  Trading account securities              54   5.22        52   6.61
                                     --------         --------
   Total interest-earning assets      13,322   6.30    13,581   6.19
  Allowance for loan and lease losses   (158)            (157)
  Cash and due from banks                428              443
  Other assets                           953              915
                                     --------         --------
   Total assets                      $14,545          $14,782
                                     ========         ========

Liabilities and Shareholders' Equity
 Interest-bearing deposits
  Interest checking accounts            $706   0.36 %    $757   0.27 %
  Money market accounts                3,224   2.57     3,352   2.13
  Savings deposits                       163   0.41       174   0.37
  Time deposits - under $100,000         184   3.87       176   3.00
  Time deposits - $100,000 and over    1,999   4.55     1,652   4.07
                                     --------         --------
   Total interest-bearing deposits     6,276   2.93     6,111   2.40

  Federal funds purchased and
   securities
   sold under repurchase agreements      401   5.26       546   4.93
  Other borrowings                       558   5.63       652   5.51
                                     --------         --------
   Total interest-bearing liabilities  7,235   3.27     7,309   2.86
Noninterest-bearing deposits           5,629            5,820
Other liabilities                        245              199
Shareholders' equity                   1,436            1,454
                                     --------         --------
   Total liabilities and
    shareholders' equity             $14,545          $14,782
                                     ========         ========

Net interest spread                            3.03 %           3.33 %
                                              ======           ======
Net interest margin                            4.53 %           4.65 %
                                              ======           ======

Average prime rate                             8.25 %           7.90 %
                                              ======           ======

                                      First Quarter     Year to Date
                                     ---------------- ----------------
                                     Average  Average Average  Average
(Dollars in millions)                Balance   Rate   Balance   Rate
------------------------------------ -------- ------- -------- -------
Assets
Interest-earning assets
  Loans
   Commercial                         $3,813   6.62 %   3,858   6.84 %
   Commercial real estate mortgages    1,872   7.35     1,957   7.47
   Residential mortgages               2,666   5.27     2,735   5.32
   Real estate construction              743   8.58       749   9.04
   Equity lines of credit                334   7.17       354   7.59
   Installment                           197   7.41       195   7.57
                                     --------         --------
   Total loans                         9,625   6.59     9,848   6.76
  Due from banks - interest-bearing       44   1.98        51   2.31
  Federal funds sold and securities
   purchased under resale agreements      13   4.32        22   4.79
  Securities available-for-sale        3,926   4.47     3,546   4.55
  Trading account securities              44   5.26        50   5.70
                                     --------         --------
   Total interest-earning assets      13,652   5.98    13,517   6.16
  Allowance for loan and lease
   losses                               (155)            (157)
  Cash and due from banks                439              436
  Other assets                           891              921
                                     --------         --------
   Total assets                      $14,827          $14,717
                                     ========         ========

Liabilities and Shareholders' Equity
 Interest-bearing deposits
  Interest checking accounts            $808   0.23 %    $757   0.28 %
  Money market accounts                3,388   1.81     3,321   2.17
  Savings deposits                       179   0.37       172   0.38
  Time deposits - under $100,000         180   2.59       180   3.16
  Time deposits - $100,000 and over    1,254   3.42     1,638   4.10
                                     --------         --------
   Total interest-bearing deposits     5,809   1.92     6,068   2.43

  Federal funds purchased and
   securities
   sold under repurchase agreements      809   4.48       584   4.80
  Other borrowings                       749   5.09       652   5.39
                                     --------         --------
   Total interest-bearing
    liabilities                        7,367   2.52     7,304   2.89
Noninterest-bearing deposits           5,779            5,742
Other liabilities                        200              215
Shareholders' equity                   1,481            1,456
                                     --------         --------
   Total liabilities and
    shareholders' equity             $14,827          $14,717
                                     ========         ========

Net interest spread                            3.46 %           3.27 %
                                              ======           ======
Net interest margin                            4.62 %           4.60 %
                                              ======           ======

Average prime rate                             7.43 %           7.86 %
                                              ======           ======

CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)

                                               2005
                             -----------------------------------------

                    Fourth Quarter   Third Quarter    Second Quarter
                   ---------------- ---------------- -----------------


(Dollars in        Average  Average Average  Average Average  Average
 millions)          Balance   Rate   Balance   Rate   Balance   Rate
------------------ -------- ------- -------- ------- -------- -------
Assets
 Interest-earning
  assets
  Loans
   Commercial       $3,517    6.48%  $3,376    6.21%  $3,215    6.01%
   Commercial real
    estate
    mortgages        1,849    7.28    1,829    7.47    1,856    7.01
   Residential
    mortgages        2,603    5.23    2,519    5.25    2,444    5.19
   Real estate
    construction       727    8.36      725    7.98      728    7.37
   Equity lines of
    credit             322    6.77      310    6.10      297    5.70
   Installment         192    7.19      204    7.05      208    7.12
                   --------         --------         --------
   Total loans       9,210    6.45    8,963    6.34    8,748    6.13
  Due from banks -
   interest-
   bearing              44    1.63       41    1.45       37    1.24
  Federal funds
   sold and
   securities
   purchased under
    resale
    agreements          23    4.23       65    3.70       80    2.76
  Securities
   available-for-
   sale              4,012    4.37    4,030    4.26    4,034    4.25
  Trading account
   securities           39    5.13       37    3.95       37    3.25
                   --------         --------         --------
   Total interest-
    earning assets  13,328    5.80   13,136    5.67   12,936    5.50
  Allowance for
   loan and lease
   losses             (153)            (151)            (148)
  Cash and due
   from banks          451              441              443
  Other assets         842              830              810
                   --------         --------         --------
   Total assets    $14,468          $14,256          $14,041
                   ========         ========         ========

Liabilities and
 Shareholders'
 Equity
 Interest-bearing
  deposits
  Interest
   checking
   accounts           $813    0.21%    $795    0.14%    $849    0.08%
  Money market
   accounts          3,471    1.49    3,507    1.30    3,568    1.15
  Savings deposits     186    0.29      196    0.29      199    0.28
  Time deposits -
   under $100,000      189    2.62      183    2.03      181    0.98
  Time deposits -
   $100,000 and
   over              1,136    2.78    1,074    2.87      897    2.84
                   --------         --------         --------
   Total interest-
    bearing
    deposits         5,795    1.56    5,755    1.42    5,694    1.22

  Federal funds
   purchased and
   securities
   sold under
    repurchase
    agreements         289    3.79      256    3.25      315    2.88
  Other borrowings     552    4.55      545    4.13      518    3.85
                   --------         --------         --------
   Total interest-
    bearing
    liabilities      6,636    1.91    6,556    1.72    6,527    1.51
 Noninterest-
  bearing deposits   6,205            6,104            5,985
 Other liabilities     198              178              170
 Shareholders'
  equity             1,429            1,418            1,359
                   --------         --------         --------
   Total
    liabilities and
    shareholders'
    equity         $14,468          $14,256          $14,041
                   ========         ========         ========

Net interest
 spread                       3.89%            3.95%            3.99%
                            =======          =======          =======
Net interest
 margin                       4.85%            4.80%            4.73%
                            =======          =======          =======

Average prime rate            6.97%            6.42%            5.91%
                            =======          =======          =======

                                      First Quarter      Full Year
                                    ----------------- ----------------

                                    -Average  Average Average  Average
(Dollars in millions)                 Balance   Rate   Balance   Rate
--------------------------------------------- ------- -------- -------
Assets
 Interest-earning assets
  Loans
   Commercial                         $3,112    5.75%   3,306    6.13%
   Commercial real estate mortgages    1,818    7.02    1,838    7.20
   Residential mortgages               2,354    5.18    2,481    5.21
   Real estate construction              817    6.74      749    7.59
   Equity lines of credit                265    5.42      299    6.03
   Installment                           206    6.28      202    6.93
                                    ---------         --------
   Total loans                         8,572    5.98    8,875    6.23
  Due from banks - interest-bearing       65    1.34       47    1.42
  Federal funds sold and securities
   purchased under resale agreements      33    2.59       50    3.22
  Securities available-for-sale        4,078    4.38    4,038    4.32
  Trading account securities              38    2.40       38    3.71
                                    ---------         --------
   Total interest-earning assets      12,786    5.43   13,048    5.60
  Allowance for loan and lease
   losses                               (149)            (150)
  Cash and due from banks                441              444
  Other assets                           795              819
                                    ---------         --------
   Total assets                      $13,873          $14,161
                                    =========         ========

Liabilities and Shareholders' Equity
 Interest-bearing deposits
  Interest checking accounts            $858    0.09%    $828    0.13%
  Money market accounts                3,690    1.00    3,558    1.23
  Savings deposits                       205    0.24      197    0.27
  Time deposits - under $100,000         182    1.69      184    1.65
  Time deposits - $100,000 and over      944    2.19    1,013    2.72
                                    ---------         --------
   Total interest-bearing deposits     5,879    1.05    5,780    1.32

  Federal funds purchased and
   securities
   sold under repurchase agreements      254    2.33      278    3.08
  Other borrowings                       519    3.53      534    4.03
                                    ---------         --------
   Total interest-bearing
    liabilities                        6,652    1.29    6,592    1.61
 Noninterest-bearing deposits          5,694            5,999
 Other liabilities                       175              180
 Shareholders' equity                  1,352            1,390
                                    ---------         --------
   Total liabilities and
    shareholders' equity             $13,873          $14,161
                                     ========         ========

Net interest spread                             4.14%            3.99%
                                              =======          =======
Net interest margin                             4.75%            4.79%
                                              =======          =======

Average prime rate                              5.44%            6.19%
                                              =======          =======

CITY NATIONAL CORPORATION
AVERAGE BALANCES AND RATES
(unaudited)
                                               2006
                               ---------------------------------------

                                Third    Second     First    Year To
                                Quarter   Quarter   Quarter    Date
                               --------  --------  --------  -------
Per Common Share:
------------------------------
 Shares Outstanding (in
  thousands):
 Average - Basic                47,919    48,957    49,484   48,786
 Average - Diluted              49,318    50,654    51,309   50,424
 Period-End                     47,639    48,115    49,535
Book Value                      $30.61    $29.26    $29.87
Price:
 High                           $68.41    $78.25    $78.25   $78.25
 Low                             63.69     60.02     71.95    60.02
 Period-end                      67.06     65.09     76.79


Capital Ratios (Dollars in
 millions):
------------------------------
Risk-based capital
 Risk-adjusted assets          $10,999   $10,811   $10,473
 Tier I capital                 $1,229    $1,221    $1,295
  Percentage of risk adjusted
   assets                        11.18 %   11.29 %   12.36 %
 Total capital                  $1,563    $1,552    $1,624
  Percentage of risk adjusted
   assets                        14.21 %   14.36 %   15.51 %
 Tier I leverage ratio            8.66 %    8.45 %    8.92 %
 Period-end shareholders'
  equity to total period-end
  assets                          9.98 %    9.73 %   10.04 %
 Period-end tangible
  shareholders' equity to
  total period-end tangible
  assets                          8.10 %    7.83 %    8.27 %
 Average shareholders' equity
  to total average assets         9.87 %    9.84 %    9.99 %   9.89 %
 Average tangible
  shareholders' equity to
  total average tangible
  assets                          7.99 %    8.04 %    8.23 %   8.09 %


                                           2005
                      -----------------------------------------------

                      Fourth     Third    Second     First     Full
                       Quarter   Quarter   Quarter   Quarter    Year
                      --------  --------  --------  --------  --------
Per Common Share:
----------------------
 Shares Outstanding
  (in thousands):
 Average - Basic       49,238    49,198    49,090    49,162   49,159
 Average - Diluted     51,053    51,123    51,043    51,030   51,062
 Period-End            49,347    49,117    49,145    48,958
Book Value             $29.55    $28.85    $28.51    $26.97
Price:
 High                  $75.12    $76.10    $72.90    $71.35   $76.10
 Low                    66.39     68.42     66.84     67.49    66.39
 Period-end             72.44     70.09     71.71     69.82


Capital Ratios
 (Dollars in
 millions):
----------------------
Risk-based capital
 Risk-adjusted assets $10,148    $9,802    $9,663    $9,410
 Tier I capital        $1,251    $1,195    $1,151    $1,100
  Percentage of risk
   adjusted assets      12.33 %   12.19 %   11.91 %   11.69 %
 Total capital         $1,576    $1,539    $1,493    $1,437
  Percentage of risk
   adjusted assets      15.53 %   15.70 %   15.45 %   15.27 %
 Tier I leverage ratio   8.82 %    8.58 %    8.39 %    8.12 %
 Period-end
  shareholders' equity
  to total period-end
  assets                10.00 %    9.82 %    9.68 %    9.49 %
 Period-end tangible
  shareholders' equity
  to total period-end
  tangible assets        8.21 %    8.00 %    7.83 %    7.55 %
 Average shareholders'
  equity to total
  average assets         9.88 %    9.94 %    9.68 %    9.75 %   9.81 %
 Average tangible
  shareholders' equity
  to total average
  tangible assets        8.07 %    8.08 %    7.77 %    7.80 %   7.93 %




Senior Debt Credit Ratings
----------------------------------------
 For The Period Ended September 30, 2006
                                                       Standard
                                                          &
                                         Moody's Fitch  Poor's   DBRS
                                         ------- ----- -------- ------
  City National Bank                       A2      A-     A       A
  City National Corporation                A3      A-     A-    A(low)



    CONTACT: City National
             Financial/Investors:
             Christopher J. Carey, 310-888-6777
             Chris.Carey@cnb.com
             Media:
             Cary Walker, 213-673-7615
             Cary.Walker@cnb.com
             or
             Conference Call:
             Today 2:00 p.m. PDT
             800-638-4817
             Pass Code: 56231258